Exhibit 10.3

Execution Version

AMENDMENT TO LETTER AGREEMENT

This AMENDMENT (this “Amendment”) is entered into as of June 30, 2023, by and among Eastman Kodak Company, a New Jersey corporation (the “Company”), and Kennedy Lewis Investment Management LLC (together with its affiliates and certain funds, accounts or clients managed, advised or sub-advised by Kennedy Lewis Investment Management LLC or its affiliates, “KLIM”).

RECITALS

A. Reference is made to (i) that certain Credit Agreement, dated as of February 26, 2021 (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), by and among the Company, the other Loan Parties party thereto, the lenders from time to time party thereto (the “Lenders”), and Alter Domus (US) LLC, as administrative agent (in such capacity, the “Administrative Agent”) and (ii) that certain letter agreement, dated as of February 26, 2021 (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Letter Agreement”) by and among the Company and KLIM.

B. The Company and the Lenders desire to amend and restate the Credit Agreement, pursuant to an amendment entered into on the date hereof (the “Credit Agreement Amendment”), to be effective on the First Amendment Effective Date (as defined in the Credit Agreement Amendment).

C. In connection with the Credit Agreement Amendment and subject to the terms and conditions set forth in this Amendment, the Company and KLIM have agreed to amend certain provisions of the Letter Agreement as set forth herein.

NOW, THEREFORE, in consideration of the foregoing, the terms, covenants and conditions contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

SECTION 1.     Definitions. Unless otherwise defined in this Amendment, capitalized terms used herein shall have the meanings ascribed to such terms in the Letter Agreement or the Credit Agreement, as applicable.

SECTION 2.     Amendments. Subject to the terms and conditions set forth in this Amendment, as of the Amendment Effective Date (as defined below):

The first two paragraphs of the Letter Agreement are hereby amended and restated in their entirety as follows (with strikethrough text showing the deletions and double underlined text showing the insertions):

“Reference is made to that certain Credit Agreement, dated as of February 26, 2021 and as amended and restated pursuant to that certain First Amendment to Credit Agreement (the “Credit Agreement Amendment”) on the First Amendment Effective Date (as defined in the Credit Agreement~~the date hereof~~ (as amended and restated, the “Credit Agreement”), by and among Eastman Kodak Company, a New Jersey corporation (“Company”), the other Loan Parties party thereto, the lenders from time to time party thereto (the “Lenders”) and Alter Domus (US) LLC, as administrative agent (in such capacity, the “Administrative Agent”). Capitalized terms used but not defined herein shall have the meanings ascribed to such terms in the Credit Agreement.

In connection with the execution and delivery of the Credit Agreement, Company and Kennedy Lewis Investment Management LLC (together with its affiliates and certain funds, accounts or clients managed, advised or sub-advised by Kennedy Lewis Investment Management LLC or its affiliates, “KLIM”) (each, a “Party,” and, together, the “Parties”) entered~~desire to enter~~ into this letter agreement (as amended, this “Agreement”) to define certain rights and obligations of the Parties, including, without limitation, certain rights that KLIM shall have with respect to the board of directors (or similar governing body) of Company (the “Board”) or its successors or assigns, to be exercised by the individuals designated by KLIM in accordance with the terms set forth herein. In consideration of the foregoing, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Parties hereby agree, intending to be legally bound, as follows:”

The second sentence of Section 1.(a) of the Letter Agreement is hereby amended to delete the following text:

“the earlier of (i) the third anniversary of the date hereof or (ii) such time as KLIM ceases to hold at least 50% of the original principal amount of the Loans and Commitments in respect of the Credit Agreement that were outstanding as of the Closing Date”;

and replace it with the following text:

“such time as KLIM ceases to hold at least $200,000,000 of the original principal amount of the Loans outstanding in respect of the Credit Agreement”.

The fifth sentence of Section 1.(a) of the Letter Agreement is hereby amended to delete the following text:

“on the earlier of (A) the third anniversary of the date hereof or (B) such time as KLIM ceases to hold at least 50% of the original principal amount of the Loans and Commitments in respect of the Credit Agreement that were outstanding as of the Closing Date”;

and replace it with the following text:

“at such time as KLIM ceases to hold at least $200,000,000 of the original principal amount of the Loans outstanding in respect of the Credit Agreement”.

Section 9 of the Letter Agreement is hereby amended and restated by adding the following paragraph in its entirety as a new section 9(d):

“(d)         The Board has ratified and approved, and provided to KLIM evidence of such ratification and approval reasonably satisfactory to KLIM, of certain previous acquisitions of the outstanding voting stock of the Company by certain funds affiliated with KLIM, as described on the Schedule 13D filed by KLIM with the U.S. Securities and Exchange Commission on March 28, 2022, for the purposes of the New Jersey Shareholders Protection Act (NJBCA Section 14A:10A-1 et seq.).”

SECTION 3.     Representations of the Company. To induce KLIM to execute and deliver this Amendment, the Company represents and warrants to KLIM as of the Amendment Effective Date (as defined below) that:

(a)    the execution, delivery and performance by the Company of this Amendment (i) are within its organizational powers, and have been duly authorized by all necessary organizational actions and, if required, actions by equity holders; (ii) does not violate any provision of the organizational documents of the Company; (iii) requires no order, consent, approval, license, authorization or validation of, or filing, recording or registration, except for those as have been obtained or will be obtained on or before the Amendment Effective Date; (iv) does not violate any Requirement of Law applicable to the Company; and (v) does not violate or result in a default under any indenture, agreement or other instrument binding upon the Company or the assets of the Company, or give rise to a right thereunder to require any payment to be made by the Company;

(b)    this Amendment has been duly executed and delivered by the Company and constitutes, when executed and delivered by the Company, a legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law; and

(c)    after giving effect to this Amendment, no Default or Event of Default has occurred and is continuing or will immediately result from the consummation of the transactions contemplated by this Amendment.

SECTION 4.     Effectiveness. This Amendment shall become effective on the date (such date of such effectiveness being referred to herein as the “Amendment Effective Date”) on which each of the following conditions precedent have been satisfied):

(a)    KLIM shall have received duly executed signature pages for this Amendment signed by the Company;

(b)    the representations and warranties of the Company contained in this Amendment shall be true and correct in all material respects (or, if such representation or warranty is subject to a materiality or Material Adverse Effect qualification, in all respects) on and as of the Amendment Effective Date, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct in all material respects (or, if such representation or warranty is subject to a materiality or Material Adverse Effect qualification, in all respects) as of such earlier date; and

(c)    the First Amendment Effective Date (as defined the Credit Agreement Amendment) shall have occurred.

SECTION 5.     Effect of Agreement. The execution, delivery and effectiveness of this Amendment shall not directly or indirectly (i) create any obligation to make any Loans or other extensions of credit, (ii) constitute a consent or waiver of any future violations of any provisions of the Letter Agreement or any Loan Document, (iii) constitute a novation of the Letter Agreement or any Loan Document, (iv) other than the amendment to the Letter Agreement set forth in Section 2 hereof, impair, limit, prejudice, amend or modify any terms, conditions, obligations, covenants or agreements of the Letter Agreement or any Loan Document, or any right, power or remedy of any Lender, whether such right, power or remedy exists now or in the future, or (v) constitute a course of dealing or other basis for altering any obligations under the Letter Agreement, any Loan Document or any other contract or instrument. Except as expressly set forth herein, KLIM reserves all of its rights, powers, and remedies under the Letter Agreement, the Credit Agreement and applicable law.

SECTION 6.     Governing Law; Submission to Jurisdiction. Section 12 of the Letter Agreement is incorporated herein, mutatis mutandis, as if a part hereof.

SECTION 7.     Counterparts. Section 11 of the Letter Agreement is incorporated herein, mutatis mutandis, as if a part hereof.

SECTION 8.     Severability. Section 14 of the Letter Agreement is incorporated herein, mutatis mutandis, as if a part hereof.

SECTION 9.     Amendments. This Amendment may not be amended, and no provision hereof may be waived, except by an instrument signed by KLIM and the Company.

[Signature pages to follow]

IN WITNESS WHEREOF, this Amendment has been executed by the parties hereto as of the date first written above.

COMPANY: EASTMAN KODAK COMPANY

By: /s/ Matthew C. Ebersold Name: Matthew C. Ebersold Title: Treasurer

[KODK - Signature Page to Side Letter Amendment]

KLIM:

KENNEDY LEWIS INVESTMENT MANAGEMENT LLC

By: /s/ Anthony Pasqua

Name: Anthony Pasqua

Title: Partner

[KODK - Signature Page to Side Letter Amendment]